© Fifth Third Bank | All Rights Reserved 4Q14 Earnings Conference Call January 21, 2015 Refer to earnings release dated January 21, 2015 for further information. Exhibit 99.2

© Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our
Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board
(FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth
Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

© Fifth Third Bank | All Rights Reserved
4Q14 in review
Balancing current earnings results with prudent decisions to increase long-term shareholder value
($ in millions) 4Q14
Seq. YOY
Average Balances
Total loans & leases
1
$91,041 $242 $3,146
Core deposits $96,350 $3,190 $7,081
Income Statement Data
Net interest income (taxable equivalent) $888 (2%) (2%)
Provision for loan and lease losses 99 40% 87%
Noninterest income 653 26% (7%)
Noninterest expense 918 3% (7%)
Net income attributable to Bancorp $385 13% (4%)
Net income available to common
shareholders $362 10% (6%)
Financial Ratios
Earnings per share, diluted 0.43 10% -
Net interest margin 2.96% (14bps) (25bps)
Efficiency ratio 59.6% (250bps) (190bps)
Return on average assets 1.13% 11bps (11bps)
Return on avg common equity 10.0% 80bps (80bps)
Return on avg tangible common equity
2
12.1% 100bps (100bps)
Tangible book value per share
2
$14.40 3% 11%
Note: The percentages in all of the tables in this presentation are calculated on actual dollar amounts and not the rounded dollar amounts.
1
Excludes loans held-for-sale
2
Non-GAAP measure; see Reg. G reconciliation in appendix
Significant pre-tax items in 4Q14 results:
— $56MM positive valuation
adjustment on Vantiv warrant
— $23MM of provision expense related
to the transfer of $720MM
residential mortgage TDRs to held-
for-sale
— $19MM negative valuation
adjustment on Visa total return
swap
2014 operating results reflect core
deposit growth, conservative lending,
and well-controlled expenses
Credit quality continues to improve
— Excluding $87MM of NCOs related
to TDR transfer, NCOs down 10%
compared with 3Q14
— NPAs down 7% compared with
3Q14
Strong capital ratios; tangible book
value per share²
up 11% from 4Q13

FIFTH THIRD BANK

Avg +20% YoY
30
25
20
15
10
5
0
$23.0
$22.9
$23.9
$24.9
$27.6
$18.4
$20.4
$21.8
$22.6
$22.4
4Q13
1Q14
2Q14
3Q14
4Q14
Average securities
Short-term investments

Avg +4% YoY; EOP +2% YoY
95
90
85
80
75
70
$88.6
$90.1
$87.9
$89.5
$90.5
$90.8
$91.0
4Q13
1Q14
2Q14
3Q14
4Q14
EOP loans HFI
Avg loans HFI

Core +8% YoY; Transaction +8% YoY
100
95
90
85
80
75
70
65
60
110%
105%
100%
95%
$89.3
$96.4
102%
102%
103%
103%
106%
$85.7
$87.9
$89.1
$89.4
$92.4
4Q13
1Q14
2Q14
3Q14
4Q14
Transaction deposits
Other time deposits
Core deposit to loan ratio

© Fifth Third Bank | All Rights Reserved
Balance sheet
Loan balances ($B)
• Continuing to target prudent risk/reward
profile in lending
• Average commercial loans flat
sequentially and up 6% year-over-year
– Year-over-year commercial loan
growth driven primarily by C&I and
commercial construction, partially
offset by lower commercial mortgage
– End of period commercial line
utilization 32%; flat sequentially
• Consumer loan growth driven by
residential mortgage and bankcard
• Average transaction deposits up $3.1
billion sequentially with increases in
money market, demand, and interest
checking deposit balances
– Consumer average transaction
deposits up 2% sequentially and up
6% year-over-year
– Commercial average transaction
deposits up 5% sequentially and up
10% year-over-year
• Core deposit to loan ratio of 106%
Average core deposit balances ($B)
• Average securities up $4.0B from 4Q13
• Securities portfolio / total assets of 16.5%
in 4Q14, up from 14.7% a year ago
• End of period short-term investments
increased $4.3B sequentially, reflecting
higher cash balances held at the Federal
Reserve
Average securities and short-term
investments ($B)

4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$905
$898
$905
$908
$888
3.21%
3.22%
3.15%
3.10%
2.96%
4Q13
1Q14
2Q14
3Q14
4Q14
Net Interest Income ($MM)
NIM

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Net interest income
NII and NIM (FTE)
• Net interest income down $20MM from 3Q14
– Decrease driven by the effects of loan repricing and higher interest expense from 3Q14 debt issuance, partially offset by the benefit of loan growth
• Sequential decline in asset yield lowest we have seen in 2014
• NIM decreased 14 bps sequentially reflecting elevated cash balances
• Year-over-year NII decreased $17MM and NIM decreased 25 bps
– NII decrease driven by loan repricing and debt issuances, partially offset by higher investment securities and loan balances
– NIM decrease due to the impact of loan repricing
• Expect lower 1Q15 NII, reflecting decline related to changes to deposit advance product and negative impact from lower day count
Yield Analysis
4Q13 3Q14 4Q14
Seq.
(bps)
YoY
(bps)
Commercial and industrial loans 3.46% 3.25% 3.21% (4) (25)
Commercial mortgage loans 3.53% 3.34% 3.28% (6) (25)
Commercial construction loans 3.46% 3.49% 3.30% (19) (16)
Commercial leases 3.10% 2.96% 2.96% - (14)
Residential mortgage loans 3.88% 3.84% 3.80% (4) (8)
Home equity 3.62% 3.69% 3.68% (1) 6
Automobile loans 2.96% 2.72% 2.73% 1 (23)
Credit card 9.90% 9.87% 10.08% 21 18
Other consumer loans and leases 43.19% 36.98% 31.97% (501) (1,122)
Total loans and leases 3.79% 3.61% 3.58% (3) (21)
Taxable securities 3.32% 3.32% 3.28% (4) (4)
Tax exempt securities 5.65% 5.34% 4.42% (92) (123)
Other short-term investments 0.26% 0.26% 0.26% - -
Total interest-earning assets 3.57% 3.49% 3.38% (11) (19)
Total interest-bearing liabilities 0.52% 0.56% 0.61% 5 9
Net interest rate spread 3.05% 2.93% 2.77% (16) (28)

$800
$600
$400
$200
$-
$628
$592
$585
$573
$612
4Q13
1Q14
2Q14
3Q14
4Q14
Adjusted noninterest income
Mortgage banking net revenue
Reported noninterest income

© Fifth Third Bank | All Rights Reserved
• 4Q14 and 4Q13 include $23MM and $9MM, respectively, of
payments received from Vantiv pursuant to TRA
• Expect lower 1Q15 fee income due to seasonal impacts on
deposit service charges and card and processing revenue
and the absence of the Vantiv TRA payment
4Q14
Seq. YOY
($ in millions)
Service charges on deposits $142 (2%) -
Corporate banking revenue 120 20% 27%
Mortgage banking net revenue 61 - (51%)
Investment advisory revenue 100 (2%) 2%
Card and processing revenue 76 2% 7%
Other noninterest income
1
150 NM (13%)
Securities gains, net 4 15% NM
Securities gains (losses), net -
- - - non-qualifying hedges on MSRs
Total noninterest income $653 26% (7%)
Noninterest income
1
Net credit-related costs recognized in other noninterest income were  $1MM in 4Q14. This compares with immaterial net credit-related costs in 3Q14, $4MM in 2Q14, $10MM in 1Q14, and
$5MM in 4Q13.
Compared with 3Q14
• Corporate banking revenue results driven by higher
syndication, business lending, and foreign exchange fees
• Retail service changes on deposits decreased due to a
decrease in overdraft occurrences
Compared with 4Q13
• Decrease in mortgage banking results reflect lower
production, partially due to exiting broker channel in early
2014
• Card and processing revenue reflects greater card
utilization and higher consumer purchase volume
• Investment advisory revenue reflects increase in personal
asset management fees
4Q13 1Q14 2Q14 3Q14 4Q14
Reported noninterest income $703 $564 $736 $520 $653
Gain on sale of Vantiv shares - - (125) - -
Vantiv warrant valuation (91) 36 (63) 53 (56)
Other Vantiv-related items - - 12 - -
Valuation of Visa total return swap 18 (1) 16 3 19
Land valuation adjustments - - 17 - -
Securities (gains) / losses (2) (7) (8) (3) (4)
Adjusted noninterest income $628 $592 $585 $573 $612
Components of noninterest income
5 quarter trend ($MM) Adjustments to remove (benefit) / detriment

$1,000
$800
$600
$400
$200
$-
$896
$895
$892
$882
$915
4Q13
1Q14
2Q14
3Q14
4Q14
Adjusted noninterest expense
Reported noninterest expense

© Fifth Third Bank | All Rights Reserved
Noninterest expense
1
Net credit-related costs recognized in other noninterest expense were $33MM in 4Q14. This compares with net credit-related costs of $13MM in 3Q14, $6MM in 2Q14, $9MM in 1Q14, and
($12MM) in 4Q13.
• Expenses increased sequentially due to higher
credit-related
costs¹
and personnel expenses
• 7% year-over-year decline reflects impact of credit-
related costs¹ in both periods, as well as lower
employee-related costs
— Retail FTE down 10% from 4Q13 as branch roles
are consolidated and redefined
• Expect higher 1Q15 expenses primarily due to
seasonally higher FICA and unemployment expense
4Q14
Seq. YOY
($ in millions)
Salaries, wages and incentives $366 3% (6%)
Employee benefits
79 5% 1%
Net occupancy expense
77 (1%) -
Technology and communications 54 2% 2%
Equipment expense 30 - 3%
Card and processing expense 36 (1%) (2%)
Other noninterest expense¹
276 7% (16%)
Total noninterest expense $918
3% (7%)
4Q13 1Q14 2Q14 3Q14 4Q14
Reported noninterest expense $989 $950 $954 $888 $918
Litigation reserve charges (69) (51) (61) (4) 3
Severance expense (8) (4) (1) (2) (6)
Debt extinguishment costs (8) - - - -
Donation to Fifth Third Foundation (8) - - - -
Adjusted noninterest expense $896 $895 $892 $882 $915
5 quarter trend ($MM)
Components of noninterest expense
Adjustments to remove benefit / (detriment)

FIFTH THIRD BANK

$700
$600
$500
$400
$300
$200
$100
$0
$632
$590
$593
$594
$580
4Q13
1Q14
2Q14
3Q14
4Q14
Adjusted PPNR
Reported PPNR

61.5%
58.5%
64.9%
60.1%
58.2%
59.8%
62.1%
59.5%
59.6%
60.9%
4Q13
1Q14
2Q14
3Q14
4Q14
Efficiency Ratio
Adjusted Efficiency Ratio

© Fifth Third Bank | All Rights Reserved
($ in millions) 4Q13 1Q14 2Q14 3Q14 4Q14
Income before income taxes (U.S. GAAP) (a) $561 $438 $606 $464 $519
Add: Provision expense (U.S. GAAP) (b) 53 69 76 71 99
PPNR (a) + (b) $614 $507 $682 $535 $618
Adjustments to remove (benefit) / detriment :
2
In noninterest income:
Gain from sales of Vantiv shares - - (125) - -
Vantiv warrant valuation (91) 36 (63) 53 (56)
Reduction in equity method income from interest in Vantiv - - 12 - -
Land valuation adjusments - - 17 - -
Valuation of 2009 Visa total return swap 18 (1) 16 3 19
Securities (gains) / losses (2) (7) (8) (3) (4)
In noninterest expense:
Debt extinguishment (gains) / losses 8 - - - -
Severance expense 8 4 1 2 6
Donation to Fifth Third Foundation 8 - - - -
Litigation reserve charges 69 51 61 4 (3)
Adjusted PPNR $632 $590 $593 $594 $580
Credit-related items:
In noninterest income 5 10 4 (0) 1
In noninterest expense (12) 9 6 13 33
Credit-adjusted PPNR³
$625 $609 $603 $607 $614
Pre-tax pre-provision earnings
1
PPNR trend
1
Non-GAAP measure; see Reg. G reconciliation in appendix.
2
Prior quarters include similar adjustments.
3
There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
Note: 4Q14 included an immaterial amount of mortgage repurchase provision. 3Q14, 2Q14, and 1Q14 included the impact of $3MM, $1MM, and $3MM, respectively in mortgage repurchase provision. 4Q13 included a benefit to the mortgage repurchase provision of $26MM. These impacts are reflected in “Credit-related items” and “Adjusted Efficiency Ratio” listed above.
PPNR increased 16% sequentially, reflecting
impact of $38MM in net benefit in 4Q14 and
$59MM in net detriment in 3Q14 from significant
items. Excluding those items, adjusted PPNR
decreased 2% sequentially, reflecting higher
expense, partially offset by the $23MM Vantiv
TRA payment.
PPNR reconciliation
Efficiency ratio

FIFTH THIRD BANK

$400
$350
$300
$250
$200
$150
$100
$50
$0
103
94
94
87
87
276
243
243
279
250
4Q13
1Q14
2Q14
3Q14
4Q14
30-89 Days Past Due
90+ Days Past Due

$1,250
$1,000
$750
$500
$250
$0
373
351
320
309
283
607
595
512
487
461
4Q13
1Q14
2Q14
3Q14
4Q14
Commercial
Consumer

$200
$175
$150
$125
$100
$75
$50
$25
$0
70
63
53
60
87
49
78
105
48
55
55
4Q13
1Q14
2Q14
3Q14
4Q14
Commercial
Consumer
Related to TDR Transfer to HFS

3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$2,000
$1,500
$1,000
$500
$0
$1,582
$1,483
$1,458
$1,414
$1,322
1.79%
1.65%
1.61%
1.56%
1.47%
4Q13
1Q14
2Q14
3Q14
4Q14
Allowance for Loan & Lease Losses (ALLL) ($MM)
ALLL / Loans and Leases

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Credit quality overview
Net charge-offs ($MM)
$148
$101
NCO ratio
0.67% 0.76% 0.45% 0.50% 0.83%
$168
HFI Nonperforming assets ($MM)
$796
$744
$980
$832
$946
NPAs down 24% from 4Q13;
lowest level since 2007
Reserve Coverage
Accruing Past Due ($MM)
$379
$337
$337
Includes 4Q14 provision expense of $99MM, reflecting $23MM
impact of TDR transaction;
reserve coverage levels remain solid
Total delinquencies declined 11% from 4Q13
NPA ratio   1.10%             1.05%            0.92%             0.88%      0.82%
Excluding TDR transfer, net charge-offs down 10% sequentially
$115
$366
$191
$337

10%
8%
6%
4%
2%
0%
9.1%
9.1%
9.3%
9.4%
9.4%
4Q13
1Q14
2Q14
3Q14
4Q14
Basel III
Basel I

$15.00
$14.50
$14.00
$13.50
$13.00
$12.50
$12.00
$11.50
$11.00
910
860
810
760
710
660
878
858
848
838
828
$14.40
$13.00
$13.40
$13.86
$13.95
4Q13
1Q14
2Q14
3Q14
4Q14
Common Shares O/S
TBV per share

© Fifth Third Bank | All Rights Reserved
Strong capital position
1
Non-GAAP measure; See Reg. G reconciliation in appendix.
2
Capital ratios estimated; presented under current U.S. capital regulations. The pro forma Basel III Tier I common equity ratio is management’s estimate based upon its current interpretation of the Basel III Final Rule approved in July 2013.
3
1Q15 end of period and average share impacts reflect settlement of the $180MM share repurchase transaction as described in the Form 8-K filed on January 5, 2015.
Tier 1 common equity
1
Avg. Diluted Shares Outstanding (MM)
• Returned $1.1 billion to common shareholders in
2014 in dividends and share repurchases
• 2014 CCAR plan included the potential repurchase of
common shares in an amount up to $669MM
– Announced $180MM of share repurchases in
4Q14; completed on 1/5/15
3
• 2015 CCAR submitted in early January; capital plan
subject to regulatory non-objection
EOP share impact
(MM)
Average share impact
(MM)
3Q14 4Q14 1Q15 3Q14 4Q14 1Q15
$150MM ASR 1.0 - - 2.8 0.2  -
$225MM ASR 9.4 1.9 - 7.0 4.0 0.3
$180MM ASR 3 - 8.3 0.8 - 6.3 2.7
10.4 10.2 0.8 9.8 10.5 3.0
Capital Actions
Impact of Share Repurchases
9.5%
9.5%
9.6% 9.6%
2
9.7%
and Tangible Book Value per share
1

11 © Fifth Third Bank | All Rights Reserved Appendix

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Mortgage banking results
• $1.7B in originations; 57% purchase volume
– Discontinued broker channel originations in 1Q14
• 4Q14 mortgage drivers:
– Origination fees and gain on sale revenue up $1.4MM
– Gain on sale margin up 60 bps sequentially
– Retaining conforming ARMs and shorter-term fixed-rate production on balance sheet
– MSR valuation adjustments of negative $2MM; servicing rights amortization of negative $32MM
– $60MM in gross servicing fees
Mortgage originations ($B) and gain on sale margin¹
Mortgage Banking Net Revenue ($MM)
Note: Numbers may not sum due to rounding.
1
Gain on sale margin represents gains on all loans originated for sale.
$61
$78
$126
$109
1
$61

$2,312
$1,250
$500
$500
$500
2015
2016
2017
2018
2019
2020
2021 on
Fifth Third Bancorp
Fifth Third Capital Trust (Bancorp)

$875
$2,450
$650
$600
$850
$850
2015
2016
2017
2018
2019
2020
2021 on

L-T debt 11%
Demand 25%
Equity 12%
Other liabilities 3%
S-T borrowings 1%
Non-Core Deposits 1%
Foreign Office 1%
Consumer time 3%
Savings/ MMDA 24%
Interest checking 19%

Available and contingent borrowing capacity
(4Q14):
– FHLB ~$14.3B available
– Federal Reserve ~$27.4B
Holding Company cash at 12/31/14: $2.4B
Cash currently sufficient to satisfy all fixed
obligations in a stressed environment for over
24 months (debt maturities, common and
preferred dividends, interest and other
expenses) without accessing capital markets,
relying on future dividends from subsidiaries,
or any other discretionary actions
Holding company unsecured debt maturities ($MM)
Bank unsecured debt maturities ($MM – excl. Brokered CDs) Heavily core funded
Strong liquidity profile
S-T
wholesale
2%
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© Fifth Third Bank | All Rights Reserved
Interest rate risk management
1
Repricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve.
2
Actual results may vary from these simulated results due to timing, magnitude, and frequency of interest rate changes, as well as changes in market conditions and management strategies.
Strategically positioned balance sheet to limit risk to downside rate scenarios
• Balance sheet is well positioned for a rising rate environment
— 64% of total loans are floating rate (81% of commercial and 39% of consumer)
— Investment portfolio duration of approximately 5 years
— Short-term wholesale funding represents only 2% of total funding
— $16B in wholesale funding will reprice beyond 1 year
• Interest rate sensitivities are based on conservative deposit assumptions
— Weighted-average deposit beta of 70% (2004 – 2006 cycle betas ~50%)
1
— No modeled lag in deposit repricing
— Modeled DDA runoff of approximately $2.5B (approximately 8%) for each 100 bps increase in rates
— For every $1B of incremental DDA runoff beyond what is modeled, asset sensitivity decreases:
–
15 bps in year 1 and 28 bps in year 2 in a 100 bps ramp
–
35 bps in both year 1 and year 2 in a 100 bps shock
• Forecasted balances represent our current
expectations regarding balance sheet trends
• Static balances assume current composition of
balance sheet remains constant
• In ramp scenarios, rate changes occur evenly over
the first four quarters
• In shock scenarios, rate changes are instantaneous
+100 bps +200 bps +100 bps +200 bps
NII - Asset Sensitivity²
Forecast Balances Static Balances
Year 1 1.2% 2.2% 1.0% 2.0%
Year 2 4.2% 6.5% 4.2% 6.5%
Year 1 3.4% 6.3% 3.1% 5.8%
Year 2 6.1% 10.0% 6.2% 10.1%
+100 bps +200 bps
(0.6%) (2.2%)
EVE at Risk

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NPL rollforward
NPL HFI Rollforward
Commercial
4Q13 1Q14 2Q14 3Q14 4Q14
521 458 464 396 385
Transfers to nonperforming 107 164 141 116 99
Transfers to performing (1) (2) (20) - -
Transfers to performing (restructured) (2) (1) (47) - (1)
Transfers from held for sale - - - - -
Transfers to held for sale - - (1) (3) -
Loans sold from portfolio (19) (2) (24) (12) (5)
Loan paydowns/payoffs (61) (43) (54) (39) (45)
Transfers to other real estate owned (12) (7) (18) (9) (7)
Charge-offs (78) (105) (46) (66) (62)
Draws/other extensions of credit 3 2 1 2 3
458 464 396 385 367
Consumer
4Q13 1Q14 2Q14 3Q14 4Q14
248 293 269 244 235
Transfers to nonperforming 165 93 85 90 86
Transfers to performing (25) (28) (24) (15) (14)
Transfers to performing (restructured) (22) (22) (20) (25) (19)
Transfers to held for sale - - - - (24)
Loans sold from portfolio - - - - -
Loan paydowns/payoffs (24) (29) (11) (5) (5)
Transfers to OREO/other repossessed property (20) (24) (24) (21) (20)
Charge-offs (30) (15) (30) (33) (27)
Draws/other extensions of credit 1 1 (1) - -
293 269 244 235 212
Total NPL 751 733 640 620 579
272 257 226 206 185
Beginning NPL amount
Ending Commercial NPL
Beginning NPL amount
Ending Consumer NPL
Total new nonaccrual loans - HFI

FL 7%
MI 8%
OH 13%
IN 5%
IL 11%
KY 3%
TN 5%
NC 5%
Other / National 43%

Accommodation 2%
Auto Manufacturing 1%
Construction 3%
Finance & Insurance 14%
Manufacturing 21%
Real Estate 3%
Retail Trade 5%
Auto Retailers 2%
Wholesale Trade 9%
Other 40%

Commercial & industrial
Loans by geography Credit trends
Loans by industry Comments
• Commercial & industrial loans represented 45% of total loans and 23% of net charge-offs
• C&I loans were down 1% sequentially and increased 4% since
4Q13
* Excludes loans held-for-sale.
($ in millions) 4Q13 1Q14 2Q14 3Q14 4Q14
EOP Balance* $39,316 $40,591 $41,299 $41,072 $40,765
Avg Loans* $38,835 $40,377 $41,374 $41,477 $41,277
90+ days delinquent - $1 - - -
as % of loans NM NM NM NM NM
NPAs* $290 $304 $265 $278 $246
as % of loans 0.74% 0.75% 0.64% 0.68% 0.60%
Net charge-offs $66 $97 $31 $50 $44
as % of loans 0.67% 0.97% 0.30% 0.48% 0.43%
C&I
© Fifth Third Bank | All Rights Reserved

FIFTH THIRD BANK

FL
12%
MI
18%
Other /
National
20%
OH
26%
NC
6%
TN
2%
KY
2%
IL
9%
IN
5%

Accommodation
7%
Construction
6%
Other
24%
Finance &
insurance
3%
Auto
Manufacturing
<1%
Manufacturing
6%
Wholesale Trade
4%
Auto Retailers
3%
Retail Trade
4%
Real Estate
43%

Commercial real estate
Loans by geography Credit trends
Loans by industry Comments
• Commercial mortgage loans represented 8% of total loans
— Non-owner occupied 4Q14 NCO ratio of 1.1%
— Loans from FL/MI represented 34% of portfolio loans
and $8MM of portfolio losses in 4Q14
• Commercial construction loans represented 2% of total loans
— Portfolio focused on large professional developers
— Top 3 categories:  Apartments, REIT, and office
* Excludes loans held-for-sale.
($ in millions) 4Q13 1Q14 2Q14 3Q14 4Q14
EOP Balance* $1,039 $1,218 $1,424 $1,702 $2,069
Avg Loans* $952 $1,116 $1,362 $1,563 $1,909
NPAs* $59 $46 $31 $19 $16
as % of loans 5.53% 3.68% 2.17% 1.09% 0.75%
Net charge-offs $4 $5 $8 - -
as % of loans 1.65% 1.66% 2.26% (0.11%) (0.01%)
Commercial construction
($ in millions) 4Q13 1Q14 2Q14 3Q14 4Q14
EOP Balance* $8,066 $7,958 $7,805 $7,564 $7,399
Avg Loans* $8,047 $7,981 $7,885 $7,633 $7,480
NPAs* $252 $240 $212 $186 $195
as % of loans 3.09% 2.98% 2.69% 2.43% 2.62%
Net charge-offs $8 $3 $9 $5 $10
as % of loans 0.40% 0.16% 0.44% 0.24% 0.53%
Commercial mortgage
© Fifth Third Bank | All Rights Reserved

FIFTH THIRD BANK

FL
11%
MI
15%
Other /
National
15%
OH
24%
NC
5%
TN
2%
KY
6%
IL
14%
IN
8%

© Fifth Third Bank | All Rights Reserved
Residential mortgage
1 st liens: 100%; weighted average LTV: 73.5%
Weighted average origination FICO: 754
Origination FICO distribution:  <660 5%; 660-689 5%; 690-719 9%;
720-749 14%; 750+ 61%; Other^ 6%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 39%; 70.1-80 36%; 80.1-90 7%;
90.1-95 5%; >95 13%
Vintage distribution: 2014: 18%, 2013: 21%; 2012 21%; 2011 12%;
2010 7%; 2009 4%; 2008 3%; 2007 3%; 2006 3%; 2005 4%; 2004
and prior 4%
15% originated through 3 rd party; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
• Residential mortgage loans represented 14% of total loans and
49% of net charge-offs; 7% excluding TDR transaction
• Net charge-offs increased by $85MM in 4Q14 and included
$87MM related to the transfer of TDRs to held-for-sale
— OH, FL, and MI account for 30%, 22%, and 19% of
residential mortgage net charge-offs, respectively
($ in millions) 4Q13 1Q14 2Q14 3Q14 4Q14
EOP Balance* $12,680 $12,626 $12,652 $12,941 $12,389
Avg Loans* $12,609 $12,659 $12,611 $12,785 $13,046
90+ days delinquent $66 $56 $60 $57 $55
as % of loans 0.52% 0.44% 0.47% 0.44% 0.44%
NPAs* $223 $201 $172 $164 $126
as % of loans 1.76% 1.59% 1.36% 1.27% 1.01%
Net charge-offs $13 $15 $8 $9 $94
as % of loans 0.39% 0.49% 0.24% 0.28% 2.87%
Residential mortgage

FL 3%
MI 22%
OH 25%
IN 10%
IL 13%
KY 7%
TN 2%
NC 1%
Other 17%

FL 8%
MI 18%
OH 39%
IN 8%
IL 13%
KY 7%
TN 1%
NC 5%
Other 1%

© Fifth Third Bank | All Rights Reserved
Home equity loans represented 10% of total loans and 6% of net charge-offs
Approximately 12% of portfolio in broker product generated 25% total loss
38% of Fifth Third 2 nd liens are behind Fifth Third 1 st liens
2005/2006 vintages represent approximately 23% of portfolio; account for 48% of losses
Home equity
1 st liens: 34%; 2 nd liens: 66%
Weighted average origination FICO: 753
Origination FICO distribution^: <660 3%; 660-689 7%; 690-719 12%;
720-749 16%; 750+ 54%; Other 8%
Average CLTV: 72%; Origination CLTV distribution: <=70 41%; 70.1-
80 24%; 80.1-90 18%; 90.1-95 6%; >95 11%
Vintage distribution: 2014: 8%, 2013: 6%; 2012 4%; 2011 3%; 2010
2%; 2009 3%; 2008 9%; 2007 9%; 2006 12%; 2005 11%; 2004 and
prior 33%
% through broker channels: 12% WA FICO: 734 brokered, 756 direct;
WA CLTV: 88% brokered; 70% direct
Portfolio details
Comments
Brokered loans by geography Direct loans by geography
Credit trends
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
($ in millions) 4Q13 1Q14 2Q14 3Q14 4Q14
EOP Balance* $1,190 $1,155 $1,131 $1,094 $1,062
90+ days delinquent - - - - -
as % of loans NM NM NM NM NM
Net charge-offs $8 $5 $7 $4 $3
as % of loans 2.81% 1.85% 2.35% 1.42% 1.05%
Home equity - brokered
($ in millions) 4Q13 1Q14 2Q14 3Q14 4Q14
EOP Balance* $8,056 $7,970 $7,925 $7,893 $7,824
90+ days delinquent - - - - -
as % of loans NM NM NM NM NM
Net charge-offs $18 $11 $11 $10 $8
as % of loans 0.87% 0.55% 0.58% 0.51% 0.42%
Home equity - direct

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
December September June March December
2014 2014 2014 2014 2013
Income before income taxes (U.S. GAAP) 519                             464                             606                             438                             561
Add: Provision expense (U.S. GAAP) 99                               71  76  69  53
Pre-provision net revenue 618  535  682  507  614
Net income available to common shareholders (U.S. GAAP) 362  328  416  309  383
Add: Intangible amortization, net of tax 1  1  1  1  1
Tangible net income available to common shareholders 363  329  417  310  384
Tangible net income available to common shareholders (annualized) (a) 1,440  1,305  1,673  1,257  1,523
Average Bancorp shareholders' equity (U.S. GAAP) 15,644  15,486  15,157  14,862  14,757
Less: Average preferred stock (1,331)                        (1,331)                        (1,119)                        (1,034)                        (703)
Average goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Average intangible assets and other servicing rights (17)                              (16)                              (17)                              (19)                              (20)
Average tangible common equity (b) 11,880                       11,723  11,605  11,393  11,618
Total Bancorp shareholders' equity (U.S. GAAP) 15,626  15,404  15,469  14,826  14,589
Less:  Preferred stock (1,331)                        (1,331)                        (1,331)                        (1,034)                        (1,034)
Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Intangible assets and other servicing rights (16)                              (16)                              (17)                              (18)                              (19)
Tangible common equity, including unrealized gains / losses (c) 11,863                       11,641  11,705  11,358  11,120
Less: Accumulated other comprehensive income (429)                           (301)                           (382)                           (196)                           (82)
Tangible common equity, excluding unrealized gains / losses (d) 11,434                       11,340  11,323  11,162  11,038
Total assets (U.S. GAAP) 138,706  134,188  132,562  129,654  130,443
Less:  Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Intangible assets and other servicing rights (16)                              (16)                              (17)                              (18)                              (19)
Tangible assets, including unrealized gains / losses (e) 136,274                     131,756  130,129  127,220  128,008
Less: Accumulated other comprehensive income / loss, before tax (660)                           (463)                           (588)                           (302)                           (126)
Tangible assets, excluding unrealized gains / losses (f) 135,614                     131,293  129,541  126,918  127,882
Common shares outstanding (g) 824  834  844  848  855
Ratios:
Return on average tangible common equity (a) / (b) 12.1% 11.1% 14.4% 11.0% 13.1%
Tangible common equity (excluding unrealized gains/losses) (d) / (f) 8.43% 8.64% 8.74% 8.79% 8.63%
Tangible common equity (including unrealized gains/losses) (c) / (e) 8.71% 8.84% 9.00% 8.93% 8.69%
Tangible book value per share (c) / (g) $14.40  $13.95  $13.86  $13.40  $13.00
For the Three Months Ended

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
December September June March December
2014 2014 2014 2014 2013
Total Bancorp shareholders' equity (U.S. GAAP) 15,626  15,404  15,469  14,826  14,589
Goodwill and certain other intangibles (2,476)                        (2,484)                        (2,484)                        (2,490)                        (2,492)
Unrealized gains (429)                           (301)                           (382)                           (196)                           (82)
Qualifying trust preferred securities 60  60  60  60  60
Other (17)                              (18)                              (19)                              (18)                              19
Tier I capital 12,764                       12,661  12,644  12,182  12,094
Less: Preferred stock (1,331)                        (1,331)                        (1,331)                        (1,034)                        (1,034)
Qualifying trust preferred securities (60)                              (60)                              (60)                              (60)                              (60)
Qualifying noncontrolling interest in consolidated subsidiaries (1)                                (1)                                (1)                                (1)                                (37)
Tier I common equity (a) 11,372                       11,269  11,252  11,087  10,963
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 117,887                     116,917  117,117  116,622  115,969
Ratio:
Tier I common equity (a) / (b) 9.65% 9.64% 9.61% 9.51% 9.45%
Basel III - Estimated Tier 1 common equity ratio
December September June March December
2014 2014 2014 2014 2013
Tier 1 common equity (Basel I) 11,372                       11,269  11,252  11,087  10,963
Add: Adjustment related to capital components 84                               99  96  99  82
Estimated Tier 1 common equity under final Basel III rules without AOCI (opt out)(c) 11,456                       11,368  11,348  11,186  11,045
Add: Adjustment related to AOCI 429  301  382  196  82
Estimated Tier 1 common equity under final Basel III rules with AOCI (non opt out)(d) 11,885                       11,669  11,730  11,382  11,127
Estimated risk-weighted assets under final Basel III rules (e) 122,027                     121,219  122,465  122,659  122,074
Estimated Tier 1 common equity ratio under final Basel III rules (opt out) (c) / (e) 9.39% 9.38% 9.27% 9.12% 9.05%
Estimated Tier 1 common equity ratio under final Basel III rules (non opt out) (d) / (e) 9.74% 9.63% 9.58% 9.28% 9.12%
(c), (d)
(e)
Under the final Basel III rules, non-advanced approach banks are permitted to make a one-time election to opt out of the requirement to include AOCI in Tier 1 common equity. Other adjustments include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to securitizations, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thresholds as a percent of Tier 1 capital; and (4) Derivatives are differentiated between exchange clearing and over-the-counter and the 50% risk-weight cap is removed.
For the Three Months Ended